                                                                  Exhibit No. 10


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Asia Pacific Growth Fund dated December 17, 1999, in this Registration Statement (Form N-1A No. 2-91362) of PaineWebber Managed Investments Trust.

                                             /s/ Ernst & Young LLP

                                             ERNST & YOUNG LLP

New York, New York
February 25, 2000